Income Taxes	6 Months Ended
Jul. 31, 2012
Income Taxes
Income Taxes

6. Income Taxes

        Income tax expense consists of the following (amounts in thousands):

	Fiscal 2009	Fiscal 2010	Fiscal 2011
Current:
Federal	$—	$—	$291
State	1,427	964	2,165

	1,427	964	2,456

Deferred:
Federal	(22)	—	(10,912)
State	—	(118)	(359)

	(22)	(118)	(11,271)

Total income tax expense	$1,405	$846	$(8,815)

        The differences between the effective tax rate reflected in the provision for income taxes on income (loss) before income taxes and the statutory federal rate is as follows (amounts in thousands, except for percentages):

	Fiscal 2009	Fiscal 2010	Fiscal 2011
Computed tax at 35% of income (loss)	$(1,144)	$419	$8,938
State income taxes, net of federal income tax benefit	1,072	627	2,168
Stock-based compensation	30	(180)	53
Goodwill impairment	—	164	—
Change in valuation allowance	1,419	(234)	(20,050)
Other	28	50	76

Total income tax expense	$1,405	$846	$(8,815)

Effective income tax rate	(43.0)%	70.7%	(34.5)%

        The effective tax rate was (34.5%) for the year ended January 31, 2012, compared to 70.7% for the year ended February 1, 2011, and differs primarily as a result of the Company releasing all of its valuation allowance during Fiscal 2011.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company's deferred tax assets and liabilities are as follows (amounts in thousands):

	February 1, 2011		January 31, 2012
	Current	Noncurrent	Current	Noncurrent
Deferred income tax assets:
Allowance for doubtful accounts	$39	$—	$36	$—
Inventories	465	—	682	—
Accrued liabilities	2,043	—	2,799	—
Noncurrent liabilities	—	1,788	—	3,392
Charitable contribution carryforward	—	107	250	—
Tax credits	—	366	654	—
Net operating loss carryforward	—	14,941	8,286	—
Goodwill	—	3,917	—	2,328

	2,547	21,119	12,707	5,720
Valuation allowance	(2,376)	(17,674)	—	—

	171	3,445	12,707	5,720

Deferred income tax liabilities:
Nonamortizing intangible assets	—	(29,878)	—	(30,053)
Other current assets	(89)	—	(133)	—
Amortizable intangible assets	—	(806)	—	(756)
Property and equipment	—	(2,721)	—	(5,956)

	(89)	(33,405)	(133)	(36,765)

Net deferred income tax assets (liabilities)	$82	$(29,960)	$12,574	$(31,045)

        Certain reclassifications have been made to the prior year deferred tax assets and liabilities to conform to current period financial statement presentation with no effect on our previously reported net deferred income tax assets (liabilities) on the consolidated financial position, results of operations or cash flows.

        At January 31, 2012, the Company had approximately $38 million of net operating loss carryforwards that expire at various dates beginning in 2018, if not utilized to offset future taxable income.

        The Company has net tax basis in excess of book basis in amortizable goodwill of approximately $5.0 million related to goodwill recorded on certain acquisitions, which occurred through the end of Fiscal 2011. The tax basis in amortizable goodwill in excess of the related book basis is not recognized in deferred tax assets. To the extent the amortization of the excess tax basis results in a cash tax benefit, the benefit will first go to reduce goodwill, then other long-term intangible assets, and then tax expense. As of January 31, 2012, the Company has not received any cash tax benefit related to the amortization of excess tax basis of approximately $3.9 million.

        As of February 2, 2011, the Company provided a valuation allowance in the amount of $20.1 million to reduce deferred tax assets related to net operating loss carryforwards and other deductible temporary differences to the amount that was considered more-likely-than-not to be realized. The determination that a valuation allowance was required was based in part on the existence of operating losses in prior fiscal years, as adjusted for permanent differences. As of January 31, 2012, operating income in recent periods and projected future taxable income, including income associated with the cessation of interest deductions resulting from Fiscal 2011 debt retirements and the future reversal of temporary differences related to existing deferred tax liabilities, provides sufficient evidence that it is more-likely-than-not that deferred tax assets will be realized in future periods. Accordingly, the Company recognized a deferred tax benefit during Fiscal 2011 in the amount of $20.1 million, consisting of a $5.9 million reduction resulting primarily from the utilization of a net operating loss carryforwards and a $14.2 million reduction resulting from the year-end evaluation supporting that deferred tax assets will be realized in future periods. The Company and its subsidiaries are included in a consolidated income tax return in the U.S. federal jurisdiction and file separate income tax returns in several states. The Company and its subsidiaries are no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before the tax year ending February 3, 2009 and are not currently undergoing an income tax examination in any jurisdiction.

        The Company's accounting policy with respect to uncertain tax positions is described in Note 1. All unrecognized tax benefits were in connection with a previous acquisition, and resulted in a $0.4 million increase to goodwill, with a corresponding reduction of deferred tax assets related to net operating loss carryforwards. These unrecognized tax benefits, if recognized, would be recorded in the statement of operations and thus would impact the company's effective tax rate in the period in which they are recognized. Unrecognized tax benefits, if recognized, will favorably affect the Company's effective income tax rate upon recognition.

        The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense. The Company has not accrued any interest expense on unrecognized tax benefits as of January 31, 2012. The Company does not anticipate it will be assessed penalties on this filing position. The Company does not expect that any significant changes will occur in unrecognized tax benefits over the next twelve months. A reconciliation of the beginning and ending amount of unrecognized tax benefits for Fiscal 2010 and 2011 is as follows (amounts in thousands):

Balance at beginning of period	$369
Change	—

Balance at February 2, 2010	369
Change	—

Balance at February 1, 2011	369
Increases related to prior year tax positions	4

Balance at January 31, 2012	$373

        Income tax expense during interim periods is based on the estimated annual effective income tax rate plus any discrete items which are recorded in the period in which they occur. Discrete items include such events as changes in estimates due to the finalization of tax returns, tax audit settlements, tax law changes, and increases or decreases in valuation allowances related to prior year estimates. The determination of the consolidated provision for income taxes, deferred tax assets and liabilities and related valuation allowance needs require management to make judgments and estimates. Although management believes that its tax estimates are reasonable, the ultimate tax determination involves significant judgments that could become subject to audit by tax authorities in the ordinary course of business, as well as the generation of sufficient future taxable income.

        The Company recognized $11.5 million of income tax expense for the twenty-six weeks ended July 31, 2012, compared to $0.3 million of income tax expense for the twenty-six weeks ended August 2, 2011. The effective tax rate was 36.7% for the twenty-six weeks ended July 31, 2012, compared to 6.4% for the twenty-six weeks ended August 2, 2011, and differs primarily due to the fact that the Company had a full valuation allowance recorded against its deferred tax assets during the first twenty-six weeks of 2011. The effective tax rate of 36.7% for the current period differs from the federal statutory rate of 35% primarily due to state income taxes.

        The Company files income tax returns in U.S. federal and state jurisdictions. As of July 31, 2012, open tax years in federal and some state jurisdictions date back to October 2002 due to the taxing authorities' ability to adjust operating loss carryforwards.